UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WILLIAMS INDUSTRIAL SERVICES GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! WILLIAMS INDUSTRIAL SERVICES GROUP INC. 200 ASHFORD CENTER NORTH, SUITE 425 ATLANTA, GEORGIA 30338 WILLIAMS INDUSTRIAL SERVICES GROUP INC. 2022 Annual Meeting Vote by May 11, 2022 11:59 PM ET You invested in WILLIAMS INDUSTRIAL SERVICES GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 12, 2022. Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 12, 2022 9:00 AM EDT Conference Center 200 Ashford Center North Atlanta, Georgia 30338 *If you wish to attend the meeting in person, please be prepared to present photo identiﬁcation for admittance. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For directions to the meeting, please call (770) 879-4400. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D73129-P69416

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D73130-P69416 01) Robert B. Mills 02) David A. B. Brown 03) Steven D. Davis 04) Linda A. Goodspeed 05) Nelson Obus 06) Tracy D. Pagliara 07) Mitchell I. Quain 1. Election of Directors Nominees: 2. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting ﬁrm for 2022. 3. To approve, on an advisory, non-binding basis, the compensation of our named executive ofﬁcers. 4. To approve an amendment and restatement of the Company’s 2015 Equity Incentive Plan. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For For